Exhibit 15(iii) under Form N-1A
                                        Exhibit 1 under Item 601/Reg. S-K

                               Amendment No. 1 to

                                    Exhibit A



                        PORTFOLIOS OF TOWER MUTUAL FUNDS

    Tower Mutual Funds (the "Trust") consists of the following portfolios (the "Funds") effective as of the dates set forth below:

Name                                                  Date

Tower Capital Appreciation Fund                          October 14, 1988

Tower Cash Reserve Fund                                       October 14, 1988

Tower Louisiana Municipal Income Fund            October 14, 1988

Tower U.S. Government Income Fund                  October 14, 1988

Tower Total Return Bond Fund                              September 15, 1992

                               Amendment No. 2 to

                                    Exhibit A



                        PORTFOLIOS OF TOWER MUTUAL FUNDS

    Tower Mutual Funds (the "Trust") consists of the following portfolios (the "Funds") effective as of the dates set forth below:

Name                                                  Date

Tower Capital Appreciation Fund                   October 14, 1988

Tower Cash Reserve Fund                           October 14, 1988

Tower Louisiana Municipal Income Fund             October 14, 1988

Tower U.S. Government Income Fund                 October 14, 1988

Tower Total Return Bond Fund                    September 15, 1992

               Tower U.S. Treasury Money Market Fund June 01, 1993

                               Amendment No. 3 to

                                    Exhibit A
                                   of the Plan

                               TOWER MUTUAL FUNDS


      Tower Mutual Funds consists of the following, effective as of the dates set forth below:

Tower Capital Appreciation Fund - Class A Shares*     October 14, 1988

Tower Capital Appreciation Fund - Class B Shares      November 28, 1996

Tower Cash Reseerve Fund                              October 14, 1988

Tower Louisiana Municipal Income Fund                 October 14, 1988

Tower U.S. Government Income Fund                     October 14, 1988

Tower Total Return Bond Fund                          September 15, 1992

Tower U.S. Treasury Money Market Fund                 June 1, 1993



*Existing shares were redesignated as Class A Shares on September 11, 1996

                               Amendment No. 4 to

                                    Exhibit A
                                   of the Plan

                               TOWER MUTUAL FUNDS


      Tower Mutual Funds consists of the following, effective as of the dates set forth below:

Tower Capital Appreciation Fund - Class A Shares*     October 14, 1988

Tower Capital Appreciation Fund - Class B Shares      November 28, 1996

Tower Cash Reserve Fund - Class A Shares**            October 14, 1988

Tower Cash Reserve Fund - Class B Shares              March 10, 1998

Tower Louisiana Municipal Income Fund                 October 14, 1988

Tower Mid-Cap Equity Fund - Class A Shares            March 10, 1998

Tower Mid-Cap Equity Fund - Class B Shares            March 10, 1998

Tower U.S. Government Income Fund                     October 14, 1988

Tower Total Return Bond Fund                          September 15, 1992

Tower U.S. Treasury Money Market Fund                 June 1, 1993



*Existing shares were redesignated as Class A Shares on September 11, 1996.

**Existing shares were redesignated as Class A Shares on March 10, 1998.


Dated:  March 10, 1998